Principal Funds, Inc.

Supplement dated September 18, 2015
to the Statutory Prospectus dated December 31, 2014
(as supplemented on January 9, 2015, February 2, 2015,
March 13, 2015, June 12, 2015 and August 24, 2015)

This supplement updates information contained in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR GLOBAL MULTI-STRATEGY FUND

In the Principal Investment Strategies section, replace the Global Macro paragraph with the following:

Global Macro. Global macro strategies seek to profit from movement in the prices of securities that are highly sensitive to macroeconomic conditions, across a broad spectrum of assets. This strategy provides long and short exposure to developed country equities, currencies, bonds, and interest rates. The Fund may invest in money market funds to support its derivative positions in such investments.

In the Principal Risks section, add the following to the alphabetical list of principal risks for the fund:

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

MANAGEMENT OF THE FUNDS

Under the Sub-Advisors section, replace the information for AQR Capital Management, LLC, CNH Partners, LLC, and Credit Suisse Asset Management, LLC, with the following:

Sub-Advisor:
AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, 4th Floor, Greenwich, CT 06830, formed in 1998, is an investment management firm that employs a disciplined multi-asset, global research process.

AQR is one of the sub-advisors for the Global Multi-Strategy Fund and may use any of the Fund’s investment strategies, including investments in commodity derivatives through the Fund’s Cayman subsidiary.

Sub-Advisor:	CNH Partners, LLC (“CNH”), Two Greenwich Plaza, 4th Floor, Greenwich, CT 06830, is a merger arbitrage, convertible arbitrage and diversified arbitrage research affiliate of AQR.

CNH is one of the sub-advisors for the Global Multi-Strategy Fund and may use any of the Fund’s investment strategies, including investments in commodity derivatives through the Fund’s Cayman subsidiary.

Sub-Advisor:
Credit Suisse Asset Management, LLC (“Credit Suisse”), One Madison Avenue, New York, NY 10010, is part of the asset management business of Credit Suisse Group AG, which provides its clients with investment banking, private banking, and asset management services worldwide.

Credit Suisse, as one of the sub-advisors for the Diversified Real Asset Fund, invests in commodity index-linked notes and (indirectly through a Cayman subsidiary) commodity derivatives.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION
Under the Distribution and/or Service (12b-1) Fees section, add the following after the first paragraph under Class J Shares:
Effective October 1, 2015, the Distributor has voluntarily agreed to limit the Fund's Distribution and/or Service (12b-1) Fees normally payable by the Fund. The limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.15% for Class J shares. The voluntary expense limit may be terminated at any time.

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